NSJ-US Co.,Ltd
1955 BARING BLVD
SPARKS,
NV 89434
TEL : +1(775) 358-1412

CONFIRMATION OF SALE

Messieurs :	TAKEDA-TABAN ENVIRONMENTAL GLOBAL SOLUTIONS,INC Att Mr. Masaki Takeda	CONTRACT NO. :	NRDHK-0001
Address :	901 Chateau de baie 149 Roxas Boulevard corner Airport Road Paranaque Metro	Date :	15-Nov-11
	TEL +63(2)973-3344		

Dear Sirs;

We confirm to sell to you the following goods on terms & conditions stipulated below .
Please sign back with your signature on it.

Delivery	On or before Dec 10, 2011
Payment :	First payment USD50,000 within 5days after this contract date. Final payment USD55,400 within 5days after the day of completion setting up all equipment.
Insurance :	Covered by the buyer
Remarks :	Receipts at NSJ-US Co., Ltd Japan Office
Destination :	According to the customer's insturctions

Item No	Description of Goods	Part Name	Quantity PCS	Price US$	Amount US$
10001	Robot Locater for human	WT-200J	80	230.00	18,400.00
10002	Robot Locater for automobile	NJ-180C	20	230.00	4,600.00
10003	Receivers for Robot Locater	MCI-0-110	4	5,800.00	23,200.00
10004	Monitoring camara	BB-HCM735	8	1,400.00	11,200.00
10005	Installation work		1	23,000.00	23,000.00
10006	Set up work		1	7,700.00	7,700.00
10007	Sundry expenses		1	17,300.00	17,300.00
		TOTAL	115	US$	105,400.00

TAKEDA-TABAN ENVIRONMENTAL GLOBAL SOLUTIONS,INC

Director Masaki Takeda

NSJ-US Co.,Ltd

President Toshikazu Joko